UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-4078

Seligman Frontier Fund, Inc.
(Exact name of Registrant as specified in charter)

     100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

     Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:       (212) 850-1864

Date of fiscal year end:	4/30

Date of reporting period:	4/30/03

ITEM 1. REPORTS TO SHAREHOLDERS.

Seligman

Frontier Fund, Inc.

                                                   Mid-Year Report
                                                   April 30, 2003

                                                   Seeking Growth in Capital
                                                   Value Through Investments
                                                   in Small-Company Growth
                                                   Stocks

Seligman

139 Years of Investment Experience

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 139 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929—today, the nation’s largest diversified publicly-traded closed-end investment company—Seligman began shifting its emphasis from investment banking to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

Table of Contents

To the Shareholders	1

Performance Overview	2

Portfolio Overview	5

Portfolio of Investments	7

Statement of Assets and Liabilities	11

Statement of Operations	12

Statements of Changes in Net Assets	13

Notes to Financial Statements	14

Financial Highlights	19

Shareholder Meeting	24

Glossary of Financial Terms	26

Board of Directors and Executive Officers	28

For More Information	back cover

To The Shareholders

Your midyear shareholder report for Seligman Frontier Fund follows this letter. This report contains performance information, as well as the Fund’s investment results and financial statements, including a portfolio of investments.

For the six months ended April 30, 2003, the Fund posted a total return of 3.40% based on the net asset value of Class A shares. During the same period, the Fund’s peers, as measured by the Lipper Small Cap Growth Funds Average, returned 4.64%, and the Russell 2000 Growth Index returned 7.67%.

A Special Meeting of Shareholders was held in November 2002 at the Fund’s offices in New York City. At the meeting, all director nominees were elected, the selection of the Fund’s auditors was ratified, and proposals to amend or eliminate various fundamental investment restrictions were approved. Complete details of the vote are provided on page 24 of this report.

We appreciate your continued support of Seligman Frontier Fund and look forward to serving your investment needs for many years to come.

By Order of the Board of Directors,

William C. Morri
Chairman

Brian T. Zino
President

June 13, 2003

Performance Overview (unaudited)

Growth of an Assumed $10,000 Investment

Class A Shares

April 30, 1993 to April 30, 2003

Class B Shares

April 22, 1996† to April 30, 2003

Class C Shares

May 27, 1999† to April 30, 2003

Class D Shares

May 3, 1993† to April 30, 2003

Class I Shares

November 30, 2001† to April 30, 2003

These charts reflect the growth of a hypothetical $10,000 investment for a 10-year period for Class A shares and since inception for Class B, Class C, Class D and Class I shares, assuming that all applicable sales charges are imposed and all distributions within the periods are reinvested in additional shares. These charts do not reflect the deduction of taxes that an investor may pay on Fund distributions or on the redemption of Fund shares. Effective April 30, 2003, a new class of shares, Class R shares, was introduced. No performance information is available at this time.

Since the measured periods vary, the charts are plotted using different scales and are not comparable. The stocks of smaller companies may be subject to above-average price fluctuations. Past performance is not indicative of future investment results. An investment in the Fund is subject to certain risks, including the possible loss of principal. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

*	Net of the 4.75% or 1% maximum initial sales charge for Class A and Class C shares, respectively.
†	Inception date.

Performance Overview (unaudited)

Investment Results

Total Returns
For Periods Ended April 30, 2003
		Average Annual

					Class B	Class C	Class D		Class I
					Since	Since	Since		Since
	Six	One	Five	Ten	Inception	Inception	Inception		Inception
	Months*	Year	Years	Years	4/22/96	5/27/99	5/3/93		11/30/01

Class A**
With Sales Charge	(1.51)%	(26.67)%	(10.86)%	4.86%	n/a	n/a	n/a		n/a

Without Sales Charge	3.40	(23.02)	(9.98)	5.38	n/a	n/a	n/a		n/a

Class B**
With CDSC†	(1.99)	(27.33)	(10.98)	n/a	n/a	n/a	n/a		n/a

Without CDSC	3.02	(23.51)	(10.66)	n/a	(4.10)%	n/a	n/a		n/a

Class C**
With Sales Charge
and CDSC††	1.00	(25.13)	n/a	n/a	n/a	(7.35)%	n/a		n/a

Without Sales Charge
and CDSC	3.02	(23.60)	n/a	n/a	n/a	(7.12)	n/a		n/a

Class D**
With 1% CDSC	2.02	(24.36)	n/a	n/a	n/a	n/a	n/a		n/a

Without CDSC	3.02	(23.60)	(10.68)	n/a	n/a	n/a	4.33%		n/a

Class I**	3.72	(22.41)	n/a	n/a	n/a	n/a	n/a		(13.69)%

Lipper Small Cap
Growth Funds
Average***	4.64	(22.65)	(1.94)	9.00	1.13 †††	(2.86)	6.32	‡‡	(16.40)

Russell 2000 Growth
Index***	7.67	(23.50)	(7.84)	3.67	(2.29)	(8.64)	3.67	‡	(16.13)

Net Asset Value Per Share
	4/30/03	10/31/02	4/30/02

Class A	$9.13	$8.83	$11.86

Class B	8.20	7.96	10.72

Class C	8.19	7.95	10.72

Class D	8.19	7.95	10.72

Class I	9.21	8.88	11.87

Capital Gain (Loss) Information Per Share
For the Six Months Ended April 30, 2003

Realized	$(1.000)

Unrealized	0.572	ø

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that an investor may pay on Fund distributions or on the redemption of Fund shares. Past performance is not indicative of future investment results. Due to market volatility, current performance may be higher or lower than the performance shown above. With respect to Class I shares, the Manager reimbursed certain expenses for the fiscal year ended October 31, 2002. Absent such reimbursement, returns which include that period would be lower.

(Continued on next page.)

Performance Overview (unaudited)

(Continued from page 3.)

* Returns for periods of less than one year are not annualized.
** Return figures reflect any change in price per share and assume the reinvestment of dividends and capital gain distribu-
tions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge.
Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge
(“CDSC”), charged on redemptions made within one year of purchase, declining to 1% in the sixth year and 0% thereafter.
Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1%
CDSC that is charged on redemptions made within 18 months of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Class I shares do not have sales charges. Class R shares is a new class of shares, effective April 30, 2003, so no performance information is available.
*** The Lipper Small Cap Growth Funds Average (Lipper Average) is an average of all funds that invest primarily in companies with market capitalizations of less than $2 billion at the time of purchase. The Russell 2000 Growth Index (Russell Index)
consists of small-company growth stocks. The Lipper Average and the Russell Index are unmanaged benchmarks that assume reinvestment of all distributions. The Lipper Average excludes the effects of sales charges and taxes, and the
Russell Index excludes the effects of fees, sales charges and taxes. Investors cannot invest directly in an average or an index.
† The CDSC is 5% for periods of one year or less and 2% for the five-year period.
†† The CDSC is 1% for periods of 18 months or less.
††† From April 25, 1996.
‡ From April 30, 1993.
‡‡ From May 6, 1993.
ø Represents the per share amount of net unrealized appreciation of portfolio securities as of April 30, 2003.

Portfolio Overview (unaudited)

Diversification of Net Assets
April 30, 2003
				Percent of Net Assets

				April 30,	October 31,
Common Stocks:	Issues	Cost	Value	2003	2002

Capital Goods	10	$ 6,611,476	$ 6,482,330	6.1	4.4

Chemicals	3	2,055,584	2,503,916	2.4	0.4

Communications Equipment	4	4,718,966	3,911,425	3.7	1.5

Consumer Durables and Apparel	2	2,288,593	2,046,101	1.9	1.3

Consumer Staples	—	—	—	—	1.5

Containers and Packaging	—	—	—	—	0.5

Data Processing Services	1	284,765	438,390	0.4	2.2

Diversified Commercial Services	6	6,003,808	8,460,005	8.0	7.5

Electronic Equipment and Instruments	1	458,332	506,591	0.5	0.9

Employment Services	1	2,015,681	1,947,648	1.8	1.5

Energy	9	5,466,679	7,124,681	6.7	7.5

Environmental Services	2	1,293,089	1,403,394	1.3	2.6

Financials	15	10,446,539	11,524,989	10.9	9.7

Health Care Equipment and Supplies	7	4,614,712	5,357,164	5.0	2.7

Health Care Providers and Services	6	8,053,034	7,962,446	7.5	9.5

Hotels, Restaurants and Leisure	8	5,600,299	6,722,420	6.3	6.4

Media	2	3,463,797	3,642,920	3.4	1.9

Office Electronics	1	569,860	686,043	0.7	1.1

Pharmaceuticals and Biotechnology	6	4,107,212	3,815,470	3.6	8.3

Retailing	10	7,135,582	7,415,826	7.0	7.5

Semiconductor Equipment and Products	7	5,776,241	5,991,495	5.6	4.3

Software and Services	10	12,199,395	12,005,406	11.3	9.4

Transportation	3	1,198,818	1,390,698	1.3	0.6

	114	94,362,462	101,339,358	95.4	93.2

Short-Term Holding and
Other Assets Less Liabilities	1	4,923,822	4,923,822	4.6	6.8

Net Assets	115	$99,286,284	$106,263,180	100.0	100.0

Largest Industries

April 30, 2003

Percent of
Net Assets

Portfolio Overview (unaudited)

Largest Portfolio Changes
During Past Six Months

Largest Purchases	Largest Sales

Macrovision*	Iron Mountain

DSP Group*	XTO Energy

Respironics*	Medicis Pharmaceutical (Class A)**

Progress Software*	Waste Connections

Cooper Companies*	Pioneer Natural Resources

Medicines*	Performance Food Group**

Key Energy Services*	NetIQ**

Wolverine World Wide*	LifePoint Hospitals**

McDATA (Class A)*	Patterson-UTI Energy

Verisity*	Integra LifeSciences Holdings

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.
Largest Portfolio Holdings
April 30, 2003

Security	Value	Percent of Net Assets

Cox Radio (Class A)	$2,100,801	2.0

Corporate Executive Board	2,088,450	2.0

Resources Connection	1,947,648	1.8

Patterson-UTI Energy	1,930,525	1.8

Select Medical	1,882,688	1.8

J.D. Edwards	1,796,156	1.7

Documentum	1,757,845	1.7

American Capital Strategies	1,725,242	1.6

Hollywood Entertainment	1,676,176	1.6

Community Health Systems	1,644,260	1.5

Portfolio of Investments (unaudited)

April 30, 2003

	Shares	Value
Common Stocks 95.4%

Capital Goods 6.1%

Aeroflex*	152,200	$ 819,597

AMETEK	33,600	1,266,720

Baldor Electric	24,283	540,054

Chicago Bridge & Iron	11,233	224,660

CLARCOR	18,500	692,085

Cubic	27,884	540,671

EMCOR Group*	10,200	520,914

Graco	24,186	742,510

IDEX	15,418	491,063

Oshkosh Truck	11,501	644,056

		6,482,330

Chemicals 2.4%

Airgas*	67,540	1,366,334

Minerals Technologies	17,142	758,534

Spartech	17,508	379,048

		2,503,916

Communications Equipment 3.7%

Adaptec*	181,195	1,244,810

ARRIS Group*	136,994	536,332

McDATA (Class A)*	107,320	1,135,982

Tekelec*	92,193	994,301

		3,911,425

Consumer Durables and Apparel 1.9%

Oakley*	106,569	1,118,975

Wolverine World Wide	50,278	927,126

		2,046,101

Data Processing Services 0.4%

Iron Mountain*	11,001	438,390

Diversified Commercial Services 8.0%

Career Education*	23,802	1,429,667

Corinthian Colleges*	33,885	1,549,392

Corporate Executive Board*	51,000	2,088,450

Education Management*	14,070	687,108

Watson Wyatt Holdings*	60,170	1,227,468

West*	65,308	1,477,920

		8,460,005

Electronic Equipment and Instruments 0.5%

Cognex*	23,132	506,591

See footnotes on page 10.

Portfolio of Investments (unaudited)

April 30, 2003

	Shares	Value
Employment Services 1.8%

Resources Connection*	88,610	$ 1,947,648

Energy 6.7%

Evergreen Resources*	8,493	403,842

Key Energy Services*	79,004	795,570

Lone Star Technologies*	18,208	386,556

Maverick Tube*	27,879	495,967

Patina Oil & Gas	8,299	286,565

Patterson-UTI Energy*	58,280	1,930,525

Pioneer Natural Resources*	39,663	948,739

Western Gas Resources	10,228	375,163

XTO Energy	77,013	1,501,754

		7,124,681

Environmental Services 1.3%

Headwaters*	23,593	388,105

Waste Connections*	30,181	1,015,289

		1,403,394

Financials 10.9%

Affiliated Managers Group*	27,800	1,287,418

American Capital Strategies	71,100	1,725,242

Arch Capital Group*	20,830	725,196

Brown & Brown	21,080	754,032

Community First Bankshares	16,300	438,959

East West Bancorp	36,300	1,226,940

F.N.B.	20,650	628,896

HCC Insurance Holdings	25,602	704,055

Hilb, Rogal & Hamilton	15,149	538,547

Jefferies Group	16,287	632,261

New York Community Bancorp	17,456	606,072

Southwest Bancorporation of Texas*	17,800	602,708

UCBH Holdings	29,400	749,553

United Bankshares	17,100	495,558

W Holding	20,800	409,552

		11,524,989

Health Care Equipment and Supplies 5.0%

Cooper Companies	32,102	895,646

Diagnostic Products	23,250	918,375

Edwards Lifesciences*	29,190	842,715

Integra LifeSciences Holdings*	4,500	120,375

Kyphon*	14,620	138,524

Respironics*	31,880	1,226,424

Thoratec*	88,500	1,215,105

		5,357,164

See footnotes on page 10.

Portfolio of Investments (unaudited)

April 30, 2003

	Shares	Value
Health Care Providers and Services 7.5%

AmSurg*	29,490	$ 765,413

Apria Healthcare Group*	65,790	1,542,776

Community Health Systems*	86,540	1,644,260

Odyssey HealthCare*	27,185	702,596

Priority Healthcare (Class B)*	62,460	1,424,713

Select Medical*	111,270	1,882,688

		7,962,446

Hotels, Restaurants and Leisure 6.3%

Alliance Gaming*	58,130	928,336

P.F. Chang’s China Bistro*	10,000	419,050

Cheesecake Factory*	22,981	726,314

Choice Hotels International*	19,400	473,360

Penn National Gaming*	38,190	748,142

RARE Hospitality International*	51,053	1,488,195

Sonic*	16,507	445,772

Station Casinos*	69,100	1,493,251

		6,722,420

Media 3.4%

Cox Radio (Class A)*	92,100	2,100,801

Macrovision*	87,150	1,542,119

		3,642,920

Office Electronics 0.7%

Zebra Technologies (Class A)*	10,294	686,043

Pharmaceuticals and Biotechnology 3.6%

Alexion Pharmaceuticals*	50,800	670,306

Cell Genesys*	28,903	257,526

CV Therapeutics*	21,400	427,679

Enzon Pharmaceuticals*	41,000	563,135

InterMune*	35,900	733,617

Medicines*	56,590	1,163,207

		3,815,470

Retailing 7.0%

Advance Auto Parts*	28,930	1,438,978

AnnTaylor Stores*	17,969	425,147

Chico’s FAS*	31,639	770,093

Cost Plus*	8,590	264,572

Fred’s	10,300	334,956

Gymboree*	39,820	664,596

Hollywood Entertainment*	94,619	1,676,176

Hot Topic*	27,333	667,608

PETCO Animal Supplies*	33,310	703,840

Talbots	16,400	469,860

		7,415,826

See footnotes on page 10.

Portfolio of Investments (unaudited)

April 30, 2003

	Shares or
	Principal Amount		Value
Semiconductor Equipment and Products 5.6%

Applied Micro Circuits*	168,090	shs.	$ 749,681

ATMI*	26,100		550,710

Cymer*	22,270		635,809

DSP Group*	59,430		1,242,681

Exar*	77,000		1,136,520

Micrel*	54,481		638,245

Semtech*	65,253		1,037,849

			5,991,495

Software and Services 11.3%

Acxiom*	71,500		995,995

Agile Software*	201,295		1,385,916

Business Objects (ADRs)* (France)	29,958		651,137

CACI International (Class A)*	30,200		1,054,886

Documentum*	95,587		1,757,845

J.D. Edwards*	149,867		1,796,156

Informatica*	200,900		1,316,900

Progress Software*	69,745		1,356,540

Verisity* (Israel)	78,935		927,881

Verity*	46,135		762,150

			12,005,406

Transportation 1.3%

Heartland Express*	28,466		653,295

Knight Transportation*	23,410		564,064

Old Dominion Freight Line*	5,240		173,339

			1,390,698

Total Common Stocks (Cost $94,362,462)			101,339,358

Repurchase Agreement 5.6%

State Street Bank & Trust 1.12%, dated 4/30/2003, maturing
5/1/2003 in the amount of $6,000,187, collateralized by:
$6,150,000 US Treasury Notes 2.875%, 6/30/2004,
with a fair market value of $6,180,413 (Cost $6,000,000)	$6,000,000		6,000,000

Total Investments (Cost $100,362,462) 101.0%			107,339,358

Other Assets Less Liabilities (1.0)%			(1,076,178)

Net Assets 100.0%			$106,263,180

* Non-income producing security .
See Notes to Financial Statements.

Statement of Assets and Liabilities (unaudited)

April 30, 2003

Assets:

Investments, at value:

Common stocks (cost $94,362,462)	$101,339,358

Repurchase agreement (cost $6,000,000)	6,000,000	107,339,358

Cash		14,513

Receivable for securities sold		302,311

Expenses prepaid to shareholder service agent		147,826

Receivable for Capital Stock sold		42,397

Receivable for dividends and interest		10,440

Other		84,896

Total Assets		107,941,741

Liabilities:

Payable for Capital Stock repurchased		734,210

Payable for securities purchased		653,211

Management fee payable		79,915

Distribution and service fees payable		46,910

Accrued expenses and other		164,315

Total Liabilities		1,678,561

Net Assets		$106,263,180

Composition of Net Assets:

Capital Stock, at $0.10 par value (500,000,000 shares authorized;

12,205,118 shares outstanding):

Class A		$ 629,183

Class B		185,780

Class C		19,226

Class D		351,242

Class I		35,081

Additional paid-in capital		132,855,668

Accumulated net investment loss		(1,213,426)

Accumulated net realized loss		(33,576,470)

Net unrealized appreciation of investments		6,976,896

Net Assets		$106,263,180

Net Asset Value Per Share:

Class A ($57,455,523 ÷ 6,291,830)		$9.13

Class B ($15,229,553 ÷ 1,857,800)		$8.20

Class C ($1,575,124 ÷ 192,265)		$8.19

Class D ($28,773,457 ÷ 3,512,417)		$8.19

Class I ($3,229,523 ÷ 350,806)		$9.21

See Notes to Financial Statements.

Statement of Operations (unaudited)

For the Six Months Ended April 30, 2003

Investment Income:

Dividends (net of foreign tax withheld of $417)	$ 186,680

Interest	26,182

Total Investment Income	212,862

Expenses:

Management fee	497,245

Shareholder account services	376,552

Distribution and service fees	293,033

Shareholders’ meeting	47,434

Shareholder reports and communications	45,793

Registration	45,673

Custody and related services	35,988

Auditing and legal fees	35,940

Directors’ fees and expenses	6,930

Miscellaneous	4,575

Total Expenses	1,389,163

Net Investment Loss	(1,176,301)

Net Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions:

Net realized loss on investments and foreign currency transactions	(12,222,312)

Net change in unrealized depreciation of investments	16,449,491

Net Gain on Investments and Foreign Currency Transactions	4,227,179

Increase in Net Assets from Operations	$3,050,878

See Notes to Financial Statements.

Statements of Changes in Net Assets

(unaudited)

	Six Months Ended	Year Ended
	April 30, 2003	October 31, 2002

Operations:

Net investment loss	$ (1,176,301)	$ (2,937,452)

Net realized loss on investments and foreign currency transactions	(12,222,312)	(11,492,212)

Net change in unrealized depreciation of investments	16,449,491	(8,748,546)

Increase (Decrease) in Net Assets from Operations	3,050,878	(23,178,210)

Capital Share Transactions:

Net proceeds from sales of shares	5,225,975	9,737,786

Exchanged from associated funds	14,651,042	36,795,415

Total	19,877,017	46,533,201

Cost of shares repurchased	(13,137,316)	(46,885,477)

Exchanged into associated funds	(15,368,635)	(40,251,379)

Total	(28,505,951)	(87,136,856)

Decrease in Net Assets from Capital Share Transactions	(8,628,934)	(40,603,655)

Decrease in Net Assets	(5,578,056)	(63,781,865)

Net Assets:

Beginning of period	111,841,236	175,623,101

End of Period (net of accumulated net investment loss
of $1,213,426 and $25,029, respectively)	$106,263,180	$111,841,236

See Notes to Financial Statements.

Notes to Financial Statements (unaudited)

1.	Multiple Classes of Shares — Seligman Frontier Fund, Inc. (the “Fund”) offers the following six classes of shares:
Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase.

Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75%, and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Class I shares became effective on November 30, 2001, and are offered to certain institutional clients. Class I shares are sold without any sales charges and are not subject to distribution and service fees.

Class R shares became effective on April 30, 2003, and had no transactions other than a sale of 164 shares to Seligman Advisors, Inc. (the “Distributor”) for $1,500. Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a.	Security Valuation — Investments in stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b.	Foreign Currency Transactions — The books and records of the Fund are maintained in US dollars. The market value of investment securities, other assets and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

Notes to Financial Statements (unaudited)

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Such fluctuations are included with the net realized and unrealized gain or loss on investments and foreign currency transactions.

c.	Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

d.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

e.	Repurchase Agreements — The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J. & W. Seligman & Co. Incorporated (the “Manager”). Securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times.
Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements’ underlying securities to ensure the existence of the proper level of collateral.

f.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended April 30, 2003, distribution and service fees, shareholder account services and registration expenses were class-specific expenses.

g.	Distributions to Shareholders — The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets at the end of the fiscal year based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

3.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the six months ended April 30, 2003, amounted to $43,093,469 and $50,211,504, respectively.

At April 30, 2003, the cost of investments for federal income tax purposes was $101,610,523. The tax basis cost was greater than the cost for financial reporting purposes due to the tax deferral of losses on wash sales in the amount of $1,248,061. The tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $13,742,774 and $8,013,939, respectively.

4.	Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.95% per annum of the first $750 million of the Fund’s average daily net assets and 0.85% per annum

Notes to Financial Statements (unaudited)

of the Fund’s average daily net assets in excess of $750 million. The management fees reflected in the Statement of Operations represent 0.95% per annum of the Fund’s average daily net assets.

Seligman Advisors, Inc., agent for the distribution of the Fund’s shares and an affiliate of the Manager, received concessions of $1,403 from sales of Class A shares. Commissions of $11,464 and $1,559 were paid to dealers for sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of average daily net assets of Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended April 30, 2003, fees incurred under the Plan aggregated $66,731, or 0.24% per annum of average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

For the six months ended April 30, 2003, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $75,346, $7,623, and $143,333, respectively.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the six months ended April 30, 2003, such charges amounted to $2,484.

The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchasers based on the value of Class B shares sold. The aggregate of such payments and distribution fees retained by the Distributor, for the six months ended April 30, 2003, amounted to $1,632.

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended April 30, 2003, Seligman Services, Inc. received commissions of $524 from the sale of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $6,891, pursuant to the Plan.

Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $376,552 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares

Notes to Financial Statements (unaudited)

(the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.
Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (“the Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of April 30, 2003, the Fund’s potential obligation under the Guaranties is $189,400. As of April 30, 2003, no event has occurred which would result in the Fund becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.
The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses. The accumulated balance thereof at April 30, 2003, of $21,669 is included in other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

5.	Committed Line of Credit — The Fund is a participant in a joint $650 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The directors have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a per annum rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2003, but is renewable annually with the consent of the participating banks. The Fund intends to maintain a committed line of credit. For the six months ended April 30, 2003, the Fund did not borrow from the credit facility.

6.	Capital Loss Carryforward and Other Tax Adjustments — At October 31, 2002, the Fund had a net capital loss carryforward for federal income tax purposes of $20,299,920 which is available for offset against future taxable net capital gains, expiring in 2009 and 2010. The amount was determined after adjustments for differences between financial reporting and tax purposes due to the tax deferral of losses on wash sales in the amount of $1,066,334. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.

Notes to Financial Statements (unaudited)

7. Capital Share Transactions — The Fund has authorized 500,000,000 shares of $0.10 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

	Six Months Ended		Year Ended
	April 30, 2003		October 31, 2002

Class A	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	347,740	$3,061,458	498,978	$5,404,087

Exchanged from associated funds	1,596,086	13,823,746	3,162,315	34,079,424

Total	1,943,826	16,885,204	3,661,293	39,483,511

Cost of shares repurchased	(844,012)	(7,313,018)	(2,623,692)	(28,696,428)

Exchanged into associated funds	(1,658,421)	(14,387,221)	(3,293,826)	(35,400,677)

Transferred to Class I	—	—	(218,731)	(2,372,131)

Total	(2,502,433)	(21,700,239)	(6,136,249)	(66,469,236)

Decrease	(558,607)	$(4,815,035)	(2,474,956)	$(26,985,725)

Class B	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	52,257	$403,513	126,480	$1,210,850

Exchanged from associated funds	61,143	485,261	160,598	1,566,533

Total	113,400	888,774	287,078	2,777,383

Cost of shares repurchased	(215,586)	(1,663,497)	(558,307)	(5,348,459)

Exchanged into associated funds	(75,971)	(582,129)	(232,778)	(2,235,126)

Total	(291,557)	(2,245,626)	(791,085)	(7,583,585)

Decrease	(178,157)	$(1,356,852)	(504,007)	$(4,806,202)

Class C	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	25,237	$200,090	58,166	$573,117

Exchanged from associated funds	17,001	136,332	26,000	251,531

Total	42,238	336,422	84,166	824,648

Cost of shares repurchased	(28,137)	(215,987)	(63,998)	(588,756)

Exchanged into associated funds	(8,441)	(65,031)	(33,536)	(317,666)

Total	(36,578)	(281,018)	(97,534)	(906,422)

Increase (decrease)	5,660	$55,404	(13,368)	$(81,774)

Class D	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	94,165	$731,459	183,997	$1,763,815

Exchanged from associated funds	26,167	205,703	88,666	897,927

Total	120,332	937,162	272,663	2,661,742

Cost of shares repurchased	(504,504)	(3,874,752)	(1,247,632)	(11,974,162)

Exchanged into associated funds	(43,171)	(334,254)	(241,474)	(2,297,910)

Total	(547,675)	(4,209,006)	(1,489,106)	(14,272,072)

Decrease	(427,343)	$(3,271,844)	(1,216,443)	$(11,610,330)

	Six Months Ended		November 30, 2001* to
	April 30, 2003		October 31, 2002

Class I	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	95,077	$829,455	73,877	$785,917

Transferred from Class A	—	—	218,831	2,372,131

Total	95,077	829,455	292,708	3,158,048

Cost of shares repurchased	(8,129)	(70,062)	(28,850)	(277,672)

Increase	86,948	$759,393	263,858	$2,880,376

* Commencement of offering of shares.

Financial Highlights (unaudited)

The tables below are intended to help you understand each Class’s financial performance for the past five years and seven months or from its inception if less than five years and seven months. Class R shares is a new class of shares, effective April 30, 2003, so financial highlights are not available. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

Effective for the period ended October 31, 1999, the Fund’s Board of Directors approved the change of the Fund’s fiscal year end to October 31 from September 30.

Class A

						Year Ended
	Six Months	Year Ended October 31,			10/1/99	September 30,
	Ended				to
	4/30/03	2002	2001	2000	10/31/99	1999	1998

Per Share Data:

Net Asset Value,
Beginning of Period	$8.83	$10.65	$15.88	$12.93	$13.23	$12.44	$17.55

Income from
Investment Operations:

Net investment loss	(0.08)	(0.16)	(0.11)	(0.23)	(0.02)	(0.15)	(0.16)

Net realized and unrealized
gain (loss) on investments and
foreign currency transactions	0.38	(1.66)	(3.73)	3.18	(0.28)	0.94	(3.32)

Total from Investment Operations	0.30	(1.82)	(3.84)	2.95	(0.30)	0.79	(3.48)

Less Distributions:

Distributions from net
realized capital gain	—	—	(1.39)	—	—	—	(1.63)

Total Distributions	—	—	(1.39)	—	—	—	(1.63)

Net Asset Value, End of Period	$9.13	$8.83	$10.65	$15.88	$12.93	$13.23	$12.44

Total Return:	3.40%	(17.09)%	(26.02)%	22.82%	(2.27)%	6.35%	(21.32)%

Ratios/Supplemental Data:

Net assets, end of period
(000s omitted)	$57,456	$60,490	$99,320	$172,228	$197,424	$212,664	$379,945

Ratio of expenses to
average net assets	2.34%†	1.93%	1.78%	1.62%	1.76%†	1.62%	1.47%

Ratio of net investment loss
to average net assets	(1.93)%†	(1.59)%	(0.94)%	(1.37)%	(1.63)%†	(1.16)%	(1.05)%

Portfolio turnover rate	42.11%	91.00%	124.76%	133.44%	5.19%	56.31%	83.90%

See footnotes on page 23.

Financial Highlights (unaudited)

Class B

							Year Ended
	Six Months		Year Ended October 31,			10/1/99	September 30,
	Ended					to
	4/30/03		2002	2001	2000	10/31/99	1999	1998

Per Share Data:

Net Asset Value,
Beginning of Period	$7.96		$9.67	$14.65	$12.03	$12.32	$11.66	$16.68

Income from
Investment Operations:

Net investment loss	(0.10)		(0.23)	(0.19)	(0.32)	(0.02)	(0.23)	(0.27)

Net realized and unrealized
gain (loss) on investments and
foreign currency transactions	0.34		(1.48)	(3.40)	2.94	(0.27)	0.89	(3.12)

Total from Investment Operations	0.24		(1.71)	(3.59)	2.62	(0.29)	0.66	(3.39)

Less Distributions:

Distributions from net
realized capital gain	—		—	(1.39)	—	—	—	(1.63)

Total Distributions	—		—	(1.39)	—	—	—	(1.63)

Net Asset Value, End of Period	$8.20		$7.96	$9.67	$14.65	$12.03	$12.32	$11.66

Total Return:	3.02%		(17.68)%	(26.56)%	21.78%	(2.35)%	5.66%	(21.95)%

Ratios/Supplemental Data:

Net assets, end of period
(000s omitted)	$15,230		$16,199	$24,550	$41,755	$47,310	$49,080	$67,199

Ratio of expenses to
average net assets	3.10	%†	2.69%	2.54%	2.38%	2.52%†	2.38%	2.24%

Ratio of net investment loss
to average net assets	(2.69	)%†	(2.35)%	(1.70)%	(2.13)%	(2.39)%†	(1.92)%	(1.82)%

Portfolio turnover rate	42.11%		91.00%	124.76%	133.44%	5.19%	56.31%	83.90%

See footnotes on page 23.

Financial Highlights (unaudited)

Class C

	Six Months	Year Ended October 31,			10/1/99	5/27/99*
	Ended				to	to
	4/30/03	2002	2001	2000	10/31/99	9/30/99

Per Share Data:

Net Asset Value,
Beginning of Period	$7.95	$9.66	$14.65	$12.03	$12.32	$12.18

Income from
Investment Operations:

Net investment loss	(0.10)	(0.23)	(0.19)	(0.32)	(0.02)	(0.08)

Net realized and unrealized
gain (loss) on investments
and foreign currency transcactions	0.34	(1.48)	(3.41)	2.94	(0.27)	0.22

Total from Investment Operations	0.24	(1.71)	(3.60)	2.62	(0.29)	0.14

Less Distributions:

Distributions from net
realized capital gain	—	—	(1.39)	—	—	—

Total Distributions	—	—	(1.39)	—	—	—

Net Asset Value, End of Period	$8.19	$7.95	$9.66	$14.65	$12.03	$12.32

Total Return:	3.02%	(17.70)%	(26.63)%	21.78%	(2.35)%	1.15%

Ratios/Supplemental Data:

Net assets, end of period
(000s omitted)	$1,575	$1,484	$1,932	$1,801	$420	$403

Ratio of expenses to
average net assets	3.10%†	2.69%	2.54%	2.38%	2.52%†	2.36	%†

Ratio of net investment
loss to average net assets	(2.69)%†	(2.35)%	(1.70)%	(2.13)%	(2.39)%†	(1.84	)%†

Portfolio turnover rate	42.11%	91.00%	124.76%	133.44%	5.19%	56.31	%††

See footnotes on page 23.

2 1

Financial Highlights (unaudited)

Class D

						Year Ended
	Six Months	Year Ended October 31,			10/1/99	September 30,
	Ended				to
	4/30/03	2002	2001	2000	10/31/99	1999	1998

Per Share Data:

Net Asset Value,
Beginning of Period	$7.95	$9.66	$14.65	$12.03	$12.32	$11.67	$16.69

Income from
Investment Operations:

Net investment loss	(0.10)	(0.23)	(0.19)	(0.32)	(0.02)	(0.23)	(0.27)

Net realized and unrealized
gain (loss) on investments and
foreign currency transactions	0.34	(1.48)	(3.41)	2.94	(0.27)	0.88	(3.12)

Total from Investment Operations	0.24	(1.71)	(3.60)	2.62	(0.29)	0.65	(3.39)

Less Distributions:

Distributions from net
realized capital gain	—	—	(1.39)	—	—	—	(1.63)

Total Distributions		—	(1.39)	—	—	—	(1.63)

Net Asset Value, End of Period	$8.19	$7.95	$9.66	$14.65	$12.03	$12.32	$11.67

Total Return:	3.02%	(17.70)%	(26.63)%	21.78%	(2.35)%	5.57%	(21.94)%

Ratios/Supplemental Data:

Net assets, end of period
(000s omitted)	$28,773	$31,325	$49,821	$94,974	$123,955	$136,173	$263,900

Ratio of expenses to
average net assets	3.10%†	2.69%	2.54%	2.38%	2.52%†	2.38%	2.24%

Ratio of net investment loss
to average net assets	(2.69)%†	(2.35)%	(1.70)%	(2.13)%	(2.39)%†	(1.92)%	(1.82)%

Portfolio turnover rate	42.11%	91.00%	124.76%	133.44%	5.19%	56.31%	83.90%

See footnotes on page 23.

Financial Highlights (unaudited)

Class I

	Six Months	11/30/01*
	Ended	to
	4/30/03	10/31/02

Per Share Data:

Net Asset Value, Beginning of Period	$8.88	$11.34

Income from Investment Operations:

Net investment loss	(0.06)	(0.08)

Net realized and unrealized gain (loss) on investments
and foreign currency transactions	0.39	(2.38)

Total from Investment Operations	0.33	(2.46)

Net Asset Value, End of Period	$9.21	$8.88

Total Return:	3.72%	(21.69)%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$3,230	$2,343

Ratio of expenses to average net assets	1.88%†	1.21	%†ø

Ratio of net investment loss to average net assets	(1.48)%†	(0.87	)%†ø

Portfolio turnover rate	42.11%	91.00	%øø

* Commencement of offering of shares.
† Annualized.
†† For the year ended September 30, 1999.
ø The Manager, at its discretion, reimbursed certain expenses of Class I shares. Without such reimbursement, the annual-
ized ratios of expenses and net investment loss to average net assets would have been 1.27% and 0.93%, respectively.
øø For the year ended October 31, 2002.
See Notes to Financial Statements.

Shareholder Meeting

Shareholders of the Fund considered and approved the following proposals at a special meeting of shareholders held at the offices of the Fund on November 1, 2002, and adjourned to November 19, 2002 with respect to certain matters. Tabulations of the votes received on each of the proposals appear below.

Proposal 1

To elect a Board of Directors.

			Withhold Authority
		In Favor of Election	to Vote

John R. Galvin		6,898,216	309,067

Paul C. Guidone		6,904,473	302,810

Alice S. Ilchman		6,903,352	303,931

Frank A. McPherson		6,900,115	307,168

John E. Merow		6,896,248	311,035

Betsy S. Michel		6,904,111	303,172

William C. Morris		6,903,881	303,402

Leroy C. Richie		6,902,264	305,019

James Q. Riordan		6,893,034	314,249

Robert L. Shafer		6,902,995	304,288

James N. Whitson		6,904,623	302,660

Brian T. Zino		6,905,129	302,154

Proposal 2
To ratify the selection of Deloitte & Touche LLP as auditors of the Fund for 2002.
For Ratification	Against Ratification	Abstain

6,912,071	138,183	157,029

Proposal 3(a)
To amend the Fund’s fundamental restriction regarding investments in commodities.
For Approval	Against Approval	Abstain	Broker Non-Votes

5,014,538	457,139	194,796	1,540,810

Proposal 3(b)
To amend the Fund’s fundamental restriction regarding the purchase of securities on margin.
For Approval	Against Approval	Abstain	Broker Non-Votes

4,966,932	496,927	202,614	1,540,810

Proposal 3(c)
To amend the Fund’s fundamental restriction regarding borrowing.
For Approval	Against Approval	Abstain	Broker Non-Votes

4,967,937	504,312	194,224	1,540,810

Proposal 3(d)
To amend the Fund’s fundamental restriction regarding lending.
For Approval	Against Approval	Abstain	Broker Non-Votes

4,995,771	473,957	196,745	1,540,810

Shareholder Meeting

Proposal 3(e)

To amend the Fund’s fundamental restriction regarding underwriting.

For Approval	Against Approval	Abstain	Broker Non-Votes

5,022,336	444,283	199,854	1,540,810

Proposal 3(f )
To amend the Fund’s fundamental restriction regarding purchases or sales of real estate.
For Approval	Against Approval	Abstain	Broker Non-Votes

5,054,249	424,156	188,068	1,540,810

Proposal 3(g)
To amend the Fund’s fundamental restriction regarding diversification.
For Approval	Against Approval	Abstain	Broker Non-Votes

5,042,080	410,472	213,921	1,540,810

Proposal 3(h)
To amend the Fund’s fundamental restriction regarding industry concentration.
For Approval	Against Approval	Abstain	Broker Non-Votes

5,030,479	436,345	199,649	1,540,810

Proposal 3(i)
To eliminate the Fund’s fundamental restriction regarding short sales.
For Approval	Against Approval	Abstain	Broker Non-Votes

4,990,951	477,985	197,537	1,540,810

Proposal 3(j)
To eliminate the Fund’s fundamental restriction regarding control or management of any company.
For Approval	Against Approval	Abstain	Broker Non-Votes

5,013,764	458,203	194,506	1,540,810

Proposal 3(k)
To eliminate the Fund’s fundamental restriction regarding transactions in options.
For Approval	Against Approval	Abstain	Broker Non-Votes

4,989,274	470,764	206,435	1,540,810

Proposal 3(l)
To eliminate the Fund’s fundamental restriction regarding investment in other investment companies.
For Approval	Against Approval	Abstain	Broker Non-Votes

5,031,673	444,638	190,162	1,540,810

Proposal 3(m)
To eliminate the Fund’s fundamental restriction regarding unseasoned companies.
For Approval	Against Approval	Abstain	Broker Non-Votes

4,971,312	500,416	194,745	1,540,810

Proposal 3(n)
To eliminate the Fund’s fundamental restriction regarding investment in warrants.
For Approval	Against Approval	Abstain	Broker Non-Votes

4,982,746	469,961	213,766	1,540,810

Glossary of Financial Terms

Capital Gain Distribution — A payment to mutual fund shareholders of profits realized on the sale of securities in a fund’s portfolio.

Capital Appreciation/Depreciation — An increase or decrease in the market value of a mutual fund’s portfolio securities, which is reflected in the net asset value of the fund’s shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

Compounding — The change in the value of an investment as shareholders receive earnings on their investment’s earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year’s earnings.

Contingent Deferred Sales Charge (CDSC) — Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

Dividend — A payment by a mutual fund, usually derived from the fund’s net investment income (dividends and interest less expenses).

Dividend Yield — A measurement of a fund’s dividend as a percentage of the maximum offering price or net asset value.

Expense Ratio — The cost of doing business for a mutual fund, expressed as a percent of the fund’s net assets.

Investment Objective — The shared investment goal of a fund and its shareholders.

Management Fee — The amount paid by a mutual fund to its investment advisor(s).

Multiple Classes of Shares — Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are “classes” of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

National Association of Securities Dealers, Inc. (NASD) — A self-regulatory body with authority over firms that distribute mutual funds.

Net Asset Value (NAV) Per Share — The market worth of one fund share, obtained by adding a mutual fund’s total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

Offering Price — The price at which a mutual fund’s share can be purchased. The offering price per share is the current net asset value plus any sales charge.

Glossary of Financial Terms

Portfolio Turnover — A measure of the trad ing activity in a mutual fund’s investment portfolio that reflects how often securities are bought and sold.

Prospectus — The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund’s investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund’s financial highlights.

SEC Yield — SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period The SEC Yield formula reflects semiannual compounding.

Securities and Exchange Commission — The primary US federal agency that regulates the registration and distribution of mutual fund shares.

Statement of Additional Information — A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

Total Return — A measure of a fund’s performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

Wash Sale — A sale of securities in which a taxpayer has acquired substantially identical securities within a period beginning thirty days before and ending thirty days after the date of the sale (a sixty-one day period). A loss resulting from such a sale is not currently deductible for federal income tax purposes, but a gain is taxable.

Yield on Securities — For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

Adapted from the Investment Company Institute’s 2002 Mutual Fund Fact Book and the AICPA Audit and Accounting Guide: Audits of Investment Companies dated May 1, 2001.

Board of Directors

Robert B. Catell* 3, 4	William C. Morris 1

• Chairman and Chief Executive Officer,	• Chairman of the Board,
KeySpan Corporation	J. & W. Seligman & Co. Incorporated
• Chairman, Carbo Ceramics Inc.
John R. Galvin 2, 4
Leroy C. Richie 2, 4
• Dean Emeritus,
Fletcher School of Law and Diplomacy at	• Chairman and CEO, Q Standards Worldwide, Inc.
Tufts University
James Q. Riordan† 3, 4
Paul C. Guidone 1
• Trustee, Committee for Economic
• Chief Investment Officer,	Development
J. & W. Seligman & Co. Incorporated
Robert L. Shafer 3, 4
Alice S. Ilchman 3, 4
• Retired Vice President, Pfizer Inc.
• Director, Jeannette K. Watson Summer
Fellowships	James N. Whitson 2, 4
• Trustee, Committee for Economic
Development	• Director, C-SPAN
• Director, CommScope, Inc.
Frank A. McPherson 3, 4
Brian T. Zino 1
• Director, ConocoPhillips
• Director, Integris Health	• President, J. & W. Seligman & Co.
Incorporated
• Chairman, Seligman Data Corp.
John E. Merow 2, 4	• Vice Chairman, ICI Mutual Insurance
Company
• Director, Commonwealth Industries, Inc.	• Member of the Board of Governors,
• Trustee, New York-Presbyterian Hospital	Investment Company Institute
• Retired Chairman and Senior Partner,
Sullivan & Cromwell LLP

Betsy S. Michel 2, 4

• Trustee, The Geraldine R. Dodge Foundation	* Elected May 15, 2003.
† Retired May 15, 2003.
Member: 1 Executive Committee
2 Audit Committee
3 Director Nominating Committee
4 Board Operations Committee

Executive Officers

William C. Morris	Rick Ruvkun

Chairman	Vice President

Brian T. Zino	Lawrence P. Vogel

President and Chief Executive Officer	Vice President and Treasurer

Thomas G. Rose	Frank J. Nasta

Vice President	Secretary

For More Information

Manager
J. & W. Seligman & Co. Incorporated
100 Park Avenue • New York, NY 10017
www.seligman.com

General Distributor
Seligman Advisors, Inc.
100 Park Avenue • New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue • New York, NY 10017
www.seligman.com
(on-line account information available)

General Counsel
Sullivan & Cromwell LLP

Important Telephone Numbers

(800) 221-2450     Shareholder Services

(212) 682-7600    Outside the United States

(800) 622-4597    24-Hour Automated Telephone
                         Access Service

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Frontier Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

EQF3 4/03

ITEM 2. CODE OF ETHICS. Not applicable.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT. Not applicable.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. Not applicable.
ITEMS 5-6. [RESERVED]
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.
ITEM 8. [RESERVED]
ITEM 9. CONTROLS AND PROCEDURES.
(a)	The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits under the Securities Exchange Act of 1934, as amended, is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation.
ITEM 10. EXHIBITS.
(a)	Not applicable.
(b)(1)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN FRONTIER FUND, INC.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date: July 3, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date: July 3, 2003

By:	/S/ LAWRENCE P. VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date: July 3, 2003

SELIGMAN FRONTIER FUND, INC.

EXHIBIT INDEX

(b) (1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) (2) Certification of chief executive officer and chief financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.